ACQUISITIONS, LICENSING AGREEMENTS AND DIVESTITURE	12 Months Ended
Dec. 31, 2021
Business Combination and Asset Acquisition [Abstract]
ACQUISITIONS, LICENSING AGREEMENTS AND DIVESTITURE	ACQUISITIONS, LICENSING AGREEMENTS AND DIVESTITURE
Acquisition Agreement for Synergy Pharmaceuticals Inc.
On March 6, 2019, the Company acquired certain assets of Synergy Pharmaceuticals Inc. (“Synergy”) for a cash purchase price of approximately $180 million and the assumption of certain liabilities, pursuant to the terms approved by the U.S. Bankruptcy Court for the Southern District of New York on March 1, 2019. Among the assets acquired are the worldwide rights to the Trulance® (plecanatide) product, a once-daily tablet for adults with chronic idiopathic constipation and irritable bowel syndrome with constipation. This acquired business is included in the Company's Salix segment and is expected to result in additional revenues and costs savings associated with business synergies.
Assets Acquired and Liabilities Assumed
The acquisition of certain assets of Synergy has been accounted for as a business combination under the acquisition method of accounting since: (i) substantially all of the fair value of the assets acquired is not concentrated in a single identifiable asset or group of similar identifiable assets and (ii) substantive inputs and processes were acquired to contribute to the creation of outputs. The following table summarizes the estimated fair values of the assets acquired and liabilities assumed related to the acquisition of certain assets of Synergy as of the acquisition date:

(in millions)
Accounts receivable	$7
Inventories	24
Prepaid expenses and other current assets	5
Product brand intangible assets (estimated useful life 7 years)	159
Accounts payable	(1)
Accrued expenses	(17)
Total identifiable net assets	177
Goodwill	3
Total fair value of consideration transferred	$180
Goodwill associated with the acquisition of certain assets of Synergy is not deductible for income tax purposes.
Revenue and Operating Results
Revenues associated with the acquired assets of Synergy during the period March 6, 2019 through December 31, 2019 were $55 million. Operating results associated with the acquired assets of Synergy during the period March 6, 2019 through December 31, 2019 and pro-forma revenues and operating results for the year 2019 were not material. Included in Other expense, net for 2019 are acquisition-related costs of $8 million directly related to the acquisition of certain assets of Synergy, which include expenditures for advisory, legal, valuation, accounting and other similar services.
There were no other material business combinations in 2021, 2020 or 2019. The measurement period for all acquisitions has closed.
Option to Purchase All Ophthalmology Assets of Allegro Ophthalmics, LLC (“Allegro”)
On September 21, 2020, the Company announced that it had entered into an agreement to acquire an option to purchase all of the ophthalmology assets of Allegro (the “Option”), a privately held biopharmaceutical company focused on the development of therapies that regulate integrin functions for the treatment of ocular diseases. Among the assets to be acquired if the Option was exercised, were the worldwide rights to risuteganib (Luminate®), Allegro's lead investigational compound in retina, which is believed to simultaneously act on the angiogenic, inflammatory and mitochondrial metabolic pathways implicated in diseases such as intermediate dry Age-related Macular Degeneration. During the three months ended September 30, 2020, the Company made and expensed as acquired IPR&D included in Other expense, net, an initial upfront payment of $10 million to acquire the Option. However, on June 23, 2021, Allegro notified the Company that it did not raise the additional funding required under the option agreement. Pursuant to the terms of the option agreement, the Option thereby terminated, and the Company exercised its right to convert the $10 million upfront payment into a minor equity interest in Allegro. The Company expects that it will make no additional payments pursuant to this option agreement.
Licensing Agreements
In the normal course of business, the Company may enter into select licensing and collaborative agreements for the commercialization and/or development of unique products. These products are sometimes investigational treatments in early stage development that target unique conditions. The ultimate outcome, including whether the product will be: (i) fully developed, (ii) approved by regulatory agencies, (iii) covered by third-party payors or (iv) profitable for distribution, is highly uncertain. The commitment periods under these agreements vary and include customary termination provisions. Expenses arising from commitments, if any, to fund the development and testing of these products and their promotion are recognized as incurred. Royalties due are recognized when earned and milestone payments are accrued when each milestone has been achieved and payment is probable and can be reasonably estimated.
Divestiture of Amoun Pharmaceutical Company S.A.E. (“Amoun”)
On March 31, 2021, the Company announced that it and certain of its affiliates had entered into a definitive agreement to sell all of its equity interests in Amoun for total gross consideration of approximately $740 million (including the assignment to the purchasing entity of an intercompany loan granted by the Company to Amoun), subject to certain adjustments (the “Amoun Sale”). The Amoun Sale closed on July 26, 2021. As part of the Amoun Sale, cash generated by Amoun during the period from the locked-box date of January 1, 2021 through closing was for the benefit of the purchasing entity, subject to working capital during such period. Amoun manufactures, markets and distributes branded generics of human and animal health products. The Amoun business was part of the International segment (previously included within the former Bausch + Lomb/International segment) and was reclassified as held for sale as of December 31, 2020. As a result of meeting the criteria for held for sale classification, the carrying value of the Amoun business, was adjusted to its estimated fair value, less costs to sell, and the Company recognized an impairment loss of $96 million during the three months ended December 31, 2020 and an additional impairment loss of $88 million during 2021, included within Asset impairments, including loss on assets held for sale in the Consolidated Statements of Operations. In connection with completing the Amoun Sale, the Company recognized an additional loss of $26 million during 2021, included within Other (income) expense, net in the Combined Statements of Operations. The total loss of $210 million includes the release of non-cash cumulative foreign currency translation losses of $340 million, which were included as part of the carrying value of the Amoun business when measuring for impairment.
Included in the Consolidated Balance Sheets as of December 31, 2020 are the following carrying amounts of the Amoun business' assets and liabilities held for sale.

(in millions)
Prepaid expenses and other current assets:		Accrued and other current liabilities:
Trade receivables, net	$91	Accounts payable	$7
Inventories, net	63	Accrued and other current liabilities	28
Prepaid expenses and other current assets	8		$35
	$162
Other non-current assets:		Other non-current liabilities:
Property, plant and equipment, net	$68	Deferred tax liabilities, net	$36
Goodwill and Intangible assets, net	245	Other non-current liabilities	21
Deferred tax assets, net	2		$57
	$315